UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 23, 2006
                                                           ------------



                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                       00-25422                  58-1473302
        -------                       --------                  ----------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                           Identification No.)


        3250 North Valdosta Road, Valdosta, Georgia            31602
        ------------------------------------------------------------
          (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On May 23, 2006, PAB Bankshares, Inc. (the "Registrant") issued a news release announcing its second quarter 2006 quarterly dividend and the renewal of its stock repurchase program. The news release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.


Item 9.01.        Financial Statements and Exhibits.

                  (d) Exhibits:

                      99.1 News Release dated May 23, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PAB BANKSHARES, INC.
                                                    -------------------
                                                           (Registrant)

Date:    May 23, 2006                               /s/ Donald J. Torbert, Jr.
         ------------                               --------------------------
                                                           (Signature)
                                                    Donald J. Torbert, Jr.,
                                                    Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX
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     Number           Description
     ------           -----------

       99.1           News Release dated May 23, 2006.